Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

Dated as of February 8, 2013

to

TERM LOAN CREDIT AGREEMENT

Dated as of December 15, 2011

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of February 8, 2013 by and among CMS Energy Corporation, a Michigan corporation (the “Company”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, N.A., as administrative agent (the “Agent”), under that certain Term Loan Credit Agreement dated as of December 15, 2011 by and among the Company, the Banks and the Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Banks and the Agent agree to certain amendments to the Credit Agreement;

WHEREAS, the Company, the Banks and the Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Banks party hereto and the Agent hereby agree to enter into this Amendment.

1. Amendments to the Credit Agreement. Effective as of February 8, 2013 (the “Amendment No. 1 Effective Date”) but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the pricing grid appearing in Schedule 1 to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

	Pricing Level I	Pricing Level II	Pricing Level III	Pricing Level IV	Pricing Level V

Applicable Margin for Eurodollar Rate Loans	1.50%	1.75%	2.00%	2.25%	2.75%

Applicable Margin for Floating Rate Loans	0.50%	0.75%	1.00%	1.25%	1.75%

2. Conditions of Effectiveness. The effectiveness of this Amendment on the Amendment No. 1 Effective Date is subject to the conditions precedent that (i) the Agent shall have received counterparts of this Amendment duly executed by the Company, the Banks and the Agent and (ii) the Agent shall have received payment and/or reimbursement of the Agent’s and its affiliates’ fees and expenses (including, to the extent invoiced, fees and expenses of counsel for the Agent) in connection with this Amendment.

3. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms, subject to (i) the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) the application of general principles of equity (regardless of whether considered in a proceeding in equity or at law).

(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties contained in Article V of the Credit Agreement, as amended hereby, are true and correct.

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Credit Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Each Credit Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Banks, nor constitute a waiver of any provision of the Credit Agreement, the Credit Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

CMS ENERGY CORPORATION, as the Company

By:	/s/ DV Rao
Name:	Venkat D. Rao
Title:	Vice President and Treasurer

Signature Page to Amendment No. 1 to

Term Loan Credit Agreement dated as of December 15, 2011

CMS Energy Corporation

JPMORGAN CHASE BANK, N.A.,
individually as a Bank and as Agent

By:	/s/ Nancy R. Barwig
Name:	Nancy R. Barwig
Title:	Credit Executive

Signature Page to Amendment No. 1 to

Term Loan Credit Agreement dated as of December 15, 2011

CMS Energy Corporation

UNION BANK, N.A., as a Bank

By:	/s/ J. Fesenmaier
Name:	Jeff Fesenmaier
Title:	Director

Signature Page to Amendment No. 1 to

Term Loan Credit Agreement dated as of December 15, 2011

CMS Energy Corporation

BANK OF AMERICA, N.A., as a Bank

By:	/s/ Gregory J. Bosio
Name:	Gregory J. Bosio
Title:	Vice President

Signature Page to Amendment No. 1 to

Term Loan Credit Agreement dated as of December 15, 2011

CMS Energy Corporation